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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   June 30, 2006
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                                CDKNET.COM, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-27587                     22-3586087
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(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


                      220 Old New Brunswick Road, Suite 202
                              Piscataway, NJ 08854
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                    (Address of Principal Executive Offices)


                                 (732) 465-9300
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              (Registrant's telephone number, including area code)


                                       N/A
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          (former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 30, 2006, we entered into a securities purchase agreement with Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos (our Chairman and a principal stockholder) and the Andreas Typaldos Family Limited Partnership (a New York limited partnership for which Renee Typaldos, our Chairman's wife, acts as managing partner). Pursuant to the securities purchase agreement, we sold to the purchasers named therein $1,773,470.83 million aggregate principal amount of our 6% secured convertible debentures. The debentures have a term of three years and mature on December 28, 2008. The debentures pay interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning January 1, 2007. These debentures on substantially the same terms as, and will rank pari passu to, an aggregate of $3,875,884.38 of 6% debentures (the "Prior Debentures") we sold to Bushido, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively "Gamma"), Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos and Gennaro Vendome, one of our directors, during the period from December 28, 2005 to March 31, 2006. We may, in our discretion, elect to pay interest on the debentures in cash or in shares of our common stock, subject to certain conditions related to the market for shares of our common stock and the registration of the shares issuable upon conversion of the debentures under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the agreement with the purchasers of the 6% debentures, we may issue up to an additional $1.5 million of 6% debentures at any time on or prior to August 15, 2006.

         The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. The debenture and warrants described below must be redeemed by us at a premium if we agree to sell all of the Company's assets to a third party for cash and cash equivalents.

         Pursuant to the securities purchase agreement, the purchasers of our 6% debentures received warrants to purchase an aggregate of 834,575 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $1.00 per share and are exercisable at any time on or prior to December 28, 2010. The warrants do not grant the holders thereof any voting or other rights of our stockholders. The securities purchase agreement is filed with this report as Exhibit 99.1, the form of 6% secured convertible debenture is filed with this report as Exhibit 4.1, and the form of common stock purchase warrant is filed with this report as Exhibit 4.2.

         We also issued to the purchasers of our 6% debentures additional potentially short term warrants to purchase up to an aggregate of 834,575 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time prior to the earlier of December 28, 2010 and twelve months after the effective date of the registration statement we will file with the SEC to register the shares of common stock issuable upon conversion of the debentures and exercise of the warrants. The form of short term common stock purchase warrant is filed with this report as Exhibit 4.2.

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         Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 6% debentures, we entered into a security agreement granting Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership a security interest in our assets to secure our obligations under the debentures. Obligations under the debentures are guaranteed by Arkados, Inc., our wholly-owned subsidiary. The security agreement is filed with this report as Exhibit 99.2 and the form of subsidiary guarantee is filed with this report as Exhibit 99.3. The securities purchase agreement requires us to amend the documents defining the rights of the holders of the Prior Debentures and warrants issued from December 2005 to March 2006, so that they will be identical to those of the new investors, including sharing equally in the security interest granted to the purchasers of the Prior Debentures.

         In connection with the issuance of the 6% secured convertible debentures, we entered into a registration rights agreement with the purchasers of the debentures. The registration rights agreement grants registration rights to holders of shares of our common stock issuable upon conversion of the debentures and upon exercise of the warrants upon the written demand of the holders of 60.1% of such securities. Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities. We will pay all expenses incurred in connection with the registration described above, except for underwriting discounts and commissions. The registration rights agreement is filed with this report as Exhibit 4.3.

         On June 30, 2006, we signed a letter amendment to our consulting agreement with Andreas Typaldos dated May 21, 2004. We have accrued but not paid monthly consulting fees of $15,000 under the consulting agreement. We have agreed to modify the provisions of the agreement that permitted us to accrue and not pay fees until we raised $1,000,000 of equity financing, in part because Mr. Typaldos' efforts have yielded more than $7,000,000 of long-term debt financing and in part to induce Mr. Typaldos to convert the $360,000 owed to him under the agreement to the investment debentures and warrants, as described above.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the

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sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on December 28, 2005. We had received $500,000 of the purchase price of the debentures prior to the closing date as an advance from one of the purchasers. In addition, the consideration for the debentures purchased by Andreas Typaldos and the Andreas Typaldos Family Limited Partnership consisted solely of forgiveness of amounts we owed to them in the aggregate amount of $773,470.83. We intend to use the net proceeds from the sale of the securities for working capital and general corporate purposes.





























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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. To be filed by amendment.

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EXHIBIT
NUMBER
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4.1         Form of 6% Secured Convertible Debenture due December 28, 2008

4.2 Form of Common Stock Purchase Warrant (long term and short term warrants differ as to price and expiration date as set forth in footnotes to the form filed)

4.3 Registration Rights Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership

99.1 Securities Purchase Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership

99.2 Security Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership

99.3        Subsidiary Guarantee dated as of June 30, 2006 executed by Arkados,
            Inc.

99.4 Letter Amendment dated June 30, 2006 to the Consulting Agreement with Andreas Typaldos dated May 21, 2004*



* Compensation plan or arrangement in which directors or executive officers are eligible to participate.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CDKNET.COM, INC.



Date:    July 7, 2006                             By: /s/ Oleg Logvinov
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                                                      Oleg Logvinov
                                                      Chief Executive Officer





















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